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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 14, 2000              Commission File Number:   0-13147
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                                   LESCO, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       OHIO                                                  34-0904517
------------------------------                   -------------------------------
State or other jurisdiction of                   (I.R.S. Employer Identification
incorporation or organization)                    Number)


           20005 Lake Road
           Rocky River, Ohio                                  44116
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(Address of principal executive offices)                    (Zip Code)

                                 (440) 333-9250
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)







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ITEM 5.  OTHER EVENTS

In the Company's third-quarter 1999 Form 10-Q for the period ended September 30, 1999, the Company provided additional information in its statements of operations relating to warehouse and delivery expense and results of operations for LESCO's equity investment in a joint venture with MTD Products Inc.

Annual and quarterly comparative information for these items are contained as exhibits hereto for the years ended 1995 through 1998 and for the first quarter ended 1997 through the third quarter ended 1999.


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LESCO, INC.





January 14, 2000                            By:  /s/ R. Breck Denny
                                              ---------------------------------
                                               R. Breck Denny, Vice President &
                                                  Chief Financial Officer










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                                   LESCO, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


Exhibit
Number           Description of Document
------           -----------------------

5.1 Unaudited Annual Statements of Operations for the years ended 1995 through 1998
5.2              Unaudited Quarterly Statements of Operations for 1999
5.3              Unaudited Quarterly Statements of Operations for 1998
5.4              Unaudited Quarterly Statements of Operations for 1997




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